UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:   December 9, 2003

Capital One Funding, LLC
on behalf of

Capital One Multi-asset Execution Trust

(Exact name of registrant as specified in its charter)

Virginia	333–75276	54-2058720
(State or other jurisdiction of incorporation)	(Registration Statement Number)	(IRS Employer Identification No.)

140 East Shore Drive, Room 1048, Glen Allen, VA		23059
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code):

(804) 967-1000

(Former name or former address, if changed since last report):

Not Applicable

Item 5.                                                           Other Events

The November 2003 monthly Noteholder’s Statements to investors were distributed on December 9, 2003.

Item 7 (c).                                          Exhibits

The following are filed as exhibits to this Report under Exhibit 99:

99.1                       November 2003 Performance Summary and Collateral Certificate Statement

99.2                       Card Series Noteholder’s Statement for the month of November 2003.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

CAPITAL ONE MULTI-ASSET EXECUTION TRUST

	By:	CAPITAL ONE FUNDING, LLC, as Beneficiary and Transferor of the Capital One Multi-asset Execution Trust

		By:	/s/ Thomas A. Feil
		Name:	Thomas A. Feil
		Title:	Treasurer

December 9, 2003